SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 28, 2006
(Date of Earliest Event Reported)

AMERICAN INTERNATIONAL INDUSTRIES, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Nevada	0-25223	88-0326480
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Cien Street, Suite 235, Kemah, TX		77565-3077
(Address of Principal Executive Offices)		(ZIP Code)

 Registrant's Telephone Number, Including Area Code: (281) 334-9479

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Registrant reports in this current report on Form 8-K a change in certifying accountants. Effective June 28, 2006, the Registrant's certifying accountant, Thomas Leger & Co., L.L.P. resigned as the Registrant's independent registered public accounting firm.

(a)(1) Previous Independent Accountant

(i) The Registrant reports a change in certifying accountants, which involved  Thomas Leger & Co., L.L.P. resigning as the Registrant's independent registered public accounting firm. effective June 28, 2006.

(ii) Thomas Leger & Co., L.L.P. issued a report on the Registrant's consolidated financial statements for the fiscal year ended December 31, 2005. The report did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change accountants was recommended and approved by the board of directors of the Registrant on June 28, 2006.

(iv)  In connection with the audit of the Registrant's consolidated financial statements for the year ended December 31, 2005 and any subsequent interim period through the date of resignation, there were no disagreements, resolved or not, with Thomas Leger & Co., L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of Thomas Leger & Co., L.L.P., would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the Registrant’s consolidated financial statements; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(a)(2) Engagement of New Independent Accountant.

Effective on June 28, 2006, the Registrant's board of directors recommended and approved the engagement of John A. Braden & Company, P.C. as its independent accountant to audit the Registrant's consolidated financial statements for its fiscal year ended December 31, 2006.

(a)(3) The Registrant has provided Thomas Leger & Co., L.L.P. with a copy of the disclosures it is making in response to this Item. The Registrant has requested Thomas Leger & Co., L.L.P. to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in (a)(1)(i) and (ii) above and, if not, stating the respects in which Thomas Leger & Co., L.L.P. does not agree. The Registrant has filed the letter as exhibit 16.1 to this current report containing this disclosure.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) The following documents are filed as exhibits to this report on Form 8-k or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
16.1	Letter on change in certifying accountant, filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American International Industries, Inc.
By: /s/ Daniel Dror, CEO, President and Chairman

Date: June 28, 2006